                           SCHEDULE 14A  INFORMATION
                                 (Rule 14a-101)
                Proxy Statement Pursuant to Section 14(a) of the
                        Securities Exchange Act of 1934

Filed by the Registrant
Filed by a Party other than the Registrant [X]

Check the appropriate box:
[X] Preliminary Proxy Statement
                                     Confidential, for Use of the Commission
                                      Only (as permitted by Rule 14a-6(e)(2))
Definitive Proxy Statement
Definitive Additional Materials
Soliciting Material Under Rule 14a-12


                            J2 COMMUNICATIONS, INC.
                  (Name of Registrant as Specified in Charter)

                                DANIEL S. LAIKIN
    (Name of Person(s) Filing Proxy Statement if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):
   [X] No fee required.
   Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

  (1) Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------

  (2) Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------
  (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------
  (4) Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------
  (5) Total fee paid:

--------------------------------------------------------------------------------
     Fee paid previously with preliminary materials.

--------------------------------------------------------------------------------
   Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

  (1)   Amount Previously Paid:


  (2)    Form, Schedule or Registration Statement No.:

  (3)    Filing Party:


  (4)    Date Filed:

                                                     PRELIMINARY PROXY STATEMENT


                        SPECIAL MEETING OF STOCKHOLDERS

                                       OF

                            J2 COMMUNICATIONS, INC.


                    _______________________________________


                                PROXY STATEMENT

                                       OF

                                DANIEL S. LAIKIN

                    _______________________________________


To My Fellow J2 Communications, Inc. Stockholders:

     This Proxy Statement and the accompanying BLUE proxy card are being furnished to Stockholders ("Stockholders") of J2 Communications, Inc. (the "Company") in connection with the solicitation of proxies by Daniel S. Laikin to be used at a Special Meeting (the "Special Meeting") of Stockholders of the Company which Mr. Laikin has scheduled to be held at 9:00 a.m. local time on Monday, September 18, 2000 at the principal executive offices of J2 Communication, Inc., 10850 Wilshire Boulevard, Suite 1000, Los Angeles, California 90024, or such other location as is designated by the Board of Directors of the Company, and at any adjournments, postponements or reschedules thereof. This Proxy Statement and the BLUE proxy card are first being furnished to Stockholders on or about August __, 2000.

     At the Special Meeting, Mr. Laikin will seek to remove the entire current Board Directors of the Company and to elect a new Board of Directors of the Company comprised of Mr. Laikin and the slate of five (5) other nominees named below under "Election of Directors." Each of the nominees (each a "Nominee" and, collectively, the "Nominees") has been selected by Mr. Laikin.

     In the alternative, rather than removing the current Directors at the Special Meeting, Mr. Laikin may seek to amend the bylaws of the Company to expand the Board of Directors to eleven (11) Directors, and elect the slate of five (5) other Nominees named below in addition to the current Directors of the Company.

     Mr. Laikin is not satisfied with the existing management or Board of the Company. He believes that the Company is not currently maximizing the value of one of its most significant assets, the National Lampoon name, and has not adequately pursued opportunities to exploit the National Lampoon name on the Internet, in the entertainment industry and in the publishing industry. Mr. Laikin believes the investment community lacks confidence in the Company due to the Company's inability to fully leverage its web, television, film and related licensing opportunities in the entertainment industry. Mr. Laikin also believes this loss of opportunity under current management has caused the Company to lose its credibility within the investment community and the entertainment industry. Mr. Laikin believes that it is in the best interest of all of the Stockholders to elect a new slate of Directors to the Company who are committed to better developing a variety of opportunities to exploit the National Lampoon name and forge a clear direction for the Company. Accordingly, Mr. Laikin is soliciting proxies in favor of (a) removing the current Directors of the Company and electing a slate of Directors committed to developing a more complete and aggressive plan to exploit and license the National Lampoon name, and (b) changing the name of the Company to "National Lampoon, Inc."

     If elected, the Nominees intend to (a) change the name of the Company to "National Lampoon, Inc.," (b) engage internet professionals, entertainment industry executives and investment bankers to advise the Company, (c) develop and adopt clear programs and business plans for marketing, licensing, strategic partnerships, television and film development, magazine and book publishing, (d) improve the Company's website www.nationallampoon.com, and (e) engage in other opportunities to exploit National Lampoon assets in all media.

     The Nominees believe that employing an aggressive marketing campaign, expanding the Company's presence in the media and taking advantage of opportunities to exploit the National Lampoon name will add value to the Company, generate revenue and increase its credibility in the entertainment community.

     The Nominees are committed to acting in the best interest of the Stockholders. Mr. Laikin believes that your voice in the future of the Company can best be expressed through the election of the Nominees. Accordingly, Mr. Laikin urges you to vote your BLUE proxy card FOR the Nominees and FOR changing the name of the Company to "National Lampoon, Inc."

     If your shares are held in the name of a brokerage firm, bank, bank nominee or other institution on the Record Date, only it can vote such shares and only upon receipt of your specific instructions. Accordingly, please contact the person responsible for your account and instruct that person to execute on your behalf the BLUE proxy card as soon as possible.

                                   IMPORTANT

     The election of the Nominees requires the affirmative vote of a plurality of the votes cast, assuming a quorum is present or otherwise represented at the Special Meeting. As a result, your vote is extremely important in deciding the future of the Company. Mr. Laikin urges you to mark, sign, date and return the enclosed BLUE proxy card to vote FOR the election of the Nominees and FOR changing the name of the Company to "National Lampoon, Inc."

     Mr. Laikin urges you not to sign any proxy card sent to you by management of the Company. If you have already done so, you may revoke your proxy by delivering a later-dated BLUE proxy card to Mr. Laikin, to Georgeson Shareholder Communications Inc., or by voting in person at the Special Meeting. See "Voting Procedures" and "Proxy Procedures" below.

     Only holders of record of the Company's voting securities as of the close of business on a Record Date designated by the Board of Directors (the "Record Date") are entitled to notice of and to vote at the Special Meeting and any adjournments or postponements thereof. According to the Quarterly Report on Form 10-Q for the quarterly period ended April 30, 2000 filed with the Securities and Exchange Commission on June 12, 2000 (the "Form 10-Q"), as of June 9, 2000, there were 1,311,392 shares of Common Stock outstanding and no shares of preferred stock outstanding. Stockholders of record at the close of business on the Record Date will be entitled to one vote at the Special Meeting for each share of common stock, no par value per share (the "Common Stock"), held on the Record Date.

     As of July 12, 2000, Mr. Laikin, together with Paul Skjodt, with whom he has entered into a joint filing agreement, beneficially owned an aggregate of 325,200 shares of Common Stock, representing approximately 24.8% of the outstanding shares of Common Stock. Mr. Laikin and Mr. Skjodt and their affiliates intend to vote such shares FOR the election of the Nominees and FOR changing the name of the Company to "National Lampoon, Inc."

     Vote FOR the Nominees and FOR changing the name of the Company to "National Lampoon, Inc." by returning your completed BLUE proxy card today. If you have any questions, you can reach Mr. Laikin's proxy solicitor, Georgeson Shareholder Communications Inc., 17 State Street, 10th Floor, New York, New York 10004,
Telephone:  1-800 233-2064, Fax:  (212) 440-9009.


                      BACKGROUND OF THE PROXY SOLICITATION

     In opposition to the current Board of Directors of the Company, Mr. Laikin is seeking to solicit the proxies of Stockholders to be used to remove the current Directors of the Company and elect the Nominees as Directors of the Company at the Special

Meeting. The Nominees, if elected, intend to change the name of the Company to "National Lampoon, Inc." and to adopt a plan to better develop opportunities to exploit and license the National Lampoon name on the Internet, both through the Company's own website, nationallampoon.com, and by licensing content to third parties for use in other websites. The Nominees plan to change the existing management and operations of the Company to effectuate this plan. Each of the Nominees has consented, if so elected, to serve as a Director and is fully committed, if elected, to take such action as the Nominees deem advisable and in the best interest of the Stockholders and which they believe will maximize stockholder values and improve the Company's future viability and growth.

     Mr. Laikin is committed to adopting a better Internet strategy for the Company and believes that the adoption of this strategy will make the Company a far more attractive company.

                             ELECTION OF DIRECTORS

     According to the Company's proxy statement prepared in connection with the 2000 Annual Meeting of Stockholders of the Company, as filed with the Securities and Exchange Commission on December 13, 1999 (the "Company's Proxy Statement"), the Company currently has six (6) Directors, all of whose terms will expire at the next annual meeting of the Stockholders. Mr. Laikin proposes that the Company's Stockholders remove all the current Directors of the Company by electing Mr. Laikin and the other Nominees as the Directors of the Company at the Special Meeting. Each Nominee, if elected, would hold office until the next annual meeting of the Stockholders of the Company or until a successor has been elected and qualified. Although Mr. Laikin does not anticipate that any of the persons named below will be unable or unwilling to stand for election, in the event of such occurrence, proxies may be voted for a substitute designated by Mr. Laikin.

     If notice of intent to cumulate votes is given, every Stockholder voting for the election of directors may cumulate his or her votes and give any candidate whose name has been placed in nomination prior to the voting a number of votes equal to the number of Directors to be elected (six (6)) multiplied by the number of his or her shares, or may distribute his or her votes among as many candidates so nominated as he or she chooses; no Stockholder, however, may cumulate votes for any candidate unless the candidate has been nominated prior to the voting and at least one Stockholder has given notice at the meeting prior to the voting of his or her intention to cumulate his or her votes. If any Stockholder present at the Special Meeting gives such notice, all Stockholders may cumulate their votes. The persons named in the accompanying proxy may also cumulate votes in favor of one or more of the Nominees as they in their discretion determine.

     Background information about the Nominees is set forth below. See Appendix I for additional information about the Nominees, including their ownership, purchase and sale of securities issued by the Company.

     Errol Gerson. Mr. Gerson is currently a principal of Four-Leaf Management, LLC, with Mr. Laikin. From November 1997 until joining Four-Leaf in July 2000, Mr. Gerson served as Director of New Media at Creative Artists Agency, one of the largest talent and literary agencies in the world, representing many motion picture, television and music talents. At CAA, Mr. Gerson was responsible for integrating new media into the company's existing core business and signed multi-million dollar CAA representation deals with, among others, IPIX, Ampex, StarMedia, Terra.com, Electronic Arts, Michael Flatley, Hugh Downs, Soymujer.com, and Extern Media. From 1993 to 1997, Mr. Gerson served as President and Chief Executive Officer of cow. Interactive, one of the first U.S. interactive design firms. During his tenure at the company, Mr. Gerson was instrumental in growing the company to over 80 employees. Clients included, among others, Mercedes Benz, TetraPak, Sony, Motorola, Nissan, JVC, Coca-Cola, Mustang Jeans, Sun Microsystems, and Champion International. From 1980 to 1993, Mr. Gerson was Managing Partner of Gerson, Schur, Kehr, Sugarman and Levinrad, a business management firm that he founded. Mr. Gerson was instrumental in growing the firm to a company of 35 employees with gross revenues of over $3.5 million in 1993. The company represented a significant number of entertainment executives and music and other entertainment creative talent. From 1976 to 1980, Mr. Gerson served as Vice-President, Finance, California Federal Savings and Loan Association, where he was responsible for long-range financial strategy and planning, as well as the creation of new financial products and investment opportunities for the company. Prior to that, Mr. Gerson served as a consultant at Foresight Systems, Inc., a wholly-owned subsidiary of Johns-Manville Corporation, where he provided financial consulting services to Fortune 500 clients, as well as to the federal government.

     Charles Fink. Mr. Fink is the founder, President and Chief Executive Officer of eAgents.com, an Internet start-up company that delivers aggregated information (news headlines, sports scores, stock quotes, TV listings, etc.) and entertainment (jokes, comics) in a single daily email. Prior to founding eAgents, Mr. Fink was Senior Vice-President and Chief Creative Officer of AOL Studios Greenhouse Networks, where he created and launched some of the Internet's leading content brands, including Love@AOL (Love.com), Electra (sold to Oxygen Media), Entertainment Asylum, and Santa's Home Page (which he also co-produced with the late Brandon Tartikof and Will Vinton as an ABC TV special). Mr. Fink began his career in the Animation Division of Walt Disney Pictures, where he later served as Vice-President, Creative Affairs. In his six years with Disney, Mr. Fink was responsible for the development and production of live-action and animated pictures, including "Beauty and The Beast," "Aladdin," and "The Lion King," which was based on his original idea. In 1992, Mr. Fink left Disney Pictures to become Executive Vice-President and Chief Operating Officer of Virtual World Entertainment, a software developer and location-based entertainment company owned by Tim Disney. That company was later sold to Microsoft.

     Reno R. Rolle. Mr. Rolle is the chief executive officer of Synergy Worldwide, Inc., a diverse product engineering, design and marketing company. Conceived in 1997, Synergy Worldwide has quickly garnered considerable industry recognition for its cutting edge new product technologies and keen assessment of consumer trends. Prior to forming Synergy Worldwide, Mr. Rolle co-founded a direct response television joint venture with Home Shopping Network, Inc. where he was responsible for the genesis of numerous extremely successful products both in the United States and in television markets worldwide. Mr. Rolle is also an award-winning inventor who holds multiple patents spanning various consumer categories.

     Mr. Rolle's employer, Synergy Worldwide, Inc., has entered into a letter agreement with the Company dated July 5, 2000, pursuant to which Synergy Worldwide, Inc. has licensed the National Lampoon trademark from the company for a series of comedic videos in exchange for a fee equal to 5% of gross revenues or 22.5% of net revenues, whichever is higher.

     Lenny Young. Mr. Young is the President, Chief Executive Officer and founder of iNetNow, Inc., an Internet company that provides wireless Internet access via live, Web surfers. Prior to founding iNetNow, Mr. Young was employed at GTE and IBM in various engineering and data networking capacities. In 1990, he began working in the entertainment industry, producing and/or developing major motion pictures including "James and the Giant Peach" and "Chicken Run." Mr. Young has worked with leading directors and actors such as Richard Attenborough, Robert Redford, Roland Joffe, and Pierce Brosnan. In addition to creative development of several feature film projects, he was involved in raising over $100 million in production financing from sources that include Dreamworks, Walt Disney Company and Paramount Pictures.

    Daniel S. Laikin. Mr. Laikin currently serves as managing partner of Four Leaf Management, LLC, a closely held investment company, concentrating on the startup and financing of high tech and Internet related companies. He is currently an advisor to the board of "Focus Affiliates, Inc.," "iNetNow, Inc." and co-Chairman of "Biltmore Homes, Inc.," an Indiana-based home building and real estate development company.

    Paul Skjodt. Mr. Skjodt has served as President of Biltmore Homes, Inc. since founding the company with Mr. Laikin in 1993. Prior to founding Biltmore, Mr. Skjodt founded Simon-Skjodt Marketing Services, where he served until selling his interest in the company in 1993. From 1985 to 1989, Mr. Skjodt served as President and Chief Operating Officer of Five Star Limousine Service, a limousine services company that he founded with his brother in 1985. Prior to 1985, Mr. Skjodt was a successful professional hockey player. Mr. Skjodt is currently involved in a number of real estate and start-up ventures.

     Mr. Laikin strongly urges you to vote FOR the removal of the current Board of Directors of the Company and the election of the Nominees and FOR changing the name of the Company to "National Lampoon, Inc." by signing, dating and returning the enclosed BLUE proxy in the postage-paid envelope provided to you with this Proxy Statement. If you have signed the BLUE proxy card and no marking is made on it, you will be deemed to have given a direction to vote the shares represented by the BLUE proxy card FOR the removal of the current Board of

Directors of the Company and the election of all of the Nominees and FOR changing the name of the Company to "National Lampoon, Inc."

     All transactions in securities of the Company engaged in by any Nominee during the past two years, as well as current ownership of any such securities by any Nominee, are listed on Appendix I attached hereto. No Nominee owns any securities of the Company of record but not beneficially. No Nominee owns beneficially any securities of any parent or subsidiary of the Company. In addition, and except as stated herein, no Nominee or any of their associates has any agreement or understanding with respect to future employment by the Company and no such person has any agreement or understanding with respect to any future transactions to which the Company will or may be a party.

     Except as described herein, no Nominee nor any of their associates (i) has engaged in or had a direct or indirect interest in any transaction or series of transactions since the beginning of the Company's last fiscal year or in any currently proposed transaction, to which the Company or any of its subsidiaries is a party, where the amount involved was in excess of $60,000, (ii) owns beneficially or of record any securities of the Company, (iii) borrowed any funds for the purpose of acquiring or holding any securities of the Company or is presently, or has been within the past year, a party to any contract, arrangement or understanding, with any person with respect to securities of the Company.

    Some of the securities purchased by Mr. Laikin and Mr. Skjodt were purchased through margin accounts.


                            AGREEMENTS WITH NOMINEES

     Mr. Laikin has entered into a letter agreement (the "Nominee Agreements") with each of the Nominees with respect to their service as nominees, to stand for election as Directors of the Company at the Special Meeting. The Nominee Agreements each provide, among other things, as follows:

 . The Nominee has acknowledged that he has agreed to become a member of the slate of Nominees to stand for election as Directors of the Company in connection with a proxy contest with management of the Company in respect of the election of Directors of the Company at the Special Meeting.

 .  Mr. Laikin has agreed to pay the costs of the proxy contest.

 . The Nominee has acknowledged that the Nominees will run for election on a platform which advocates changing the name of the Company to National Lampoon, Inc. and better development of an online strategy to exploit the National Lampoon assets and that the Proxy Statement regarding the election of the Nominees will disclose such. The Nominee has acknowledged that he is in agreement with the platform and presently intends to take such action, acknowledging that he is not, and cannot be, bound to do so.

 . Mr. Laikin has agreed to indemnify each Nominee from and against any losses incurred by the Nominee arising from any action relating to such Nominee's role as a Nominee, absent gross negligence or willful misconduct.


             OTHER MATTERS TO BE CONSIDERED AT THE SPECIAL MEETING

     Except as set forth above, Mr. Laikin is not aware of any proposals to be brought before the Special Meeting. Should other proposals be brought before the Special Meeting, the persons named on the BLUE proxy card will abstain from voting on such proposals unless such proposals adversely affect the interests of Mr. Laikin and/or the Nominees as determined by Mr. Laikin in his sole discretion, in which event such persons will vote on such proposals at their discretion.


                               VOTING PROCEDURES

     The presence of the holders of record of a majority of the outstanding shares of Common Stock, represented at the Special Meeting in person or by proxy, will constitute a quorum. Shares represented by proxies that are marked "abstain" will be counted as shares present for purposes of determining the presence of a quorum on all matters. Proxies relating to "street name" shares that are voted by brokers on some but not all of the matters will be treated as shares present for purposes of determining the presence of a quorum on all matters, but will not be treated as shares entitled to vote at the Special Meeting on those matters as to which authority to vote is withheld by the broker ("Broker Non-Votes"). The six Nominees receiving the highest vote total will be elected as Directors of the Company. Accordingly, abstentions and Broker Non-Votes will not affect the outcome of the election. All other matters, if any, to be voted on will be decided by a majority vote of the shares represented at the Special Meeting and entitled to vote. On any such matter, an abstention will have the same effect as a negative vote but, because shares held by brokers will not be considered entitled to vote on matters as to which the brokers withhold authority, a Broker Non-Vote will have no effect on the vote.

     Every Stockholder voting for the election of directors may cumulate his or her votes and give any candidate whose name has been placed in nomination prior to the voting a number of votes equal to the number of Directors to be elected (six (6)) multiplied by the number of his or her shares, or may distribute his or her votes among as many candidates so nominated as he or she chooses; no Stockholder, however, may cumulate votes for any candidate unless the candidate has been nominated prior to the voting and at least one Stockholder has given notice at the meeting prior to the voting of his or her intention to cumulate his or her votes. If any Stockholder present at the Special Meeting gives such notice, all Stockholders may cumulate their votes. The persons named in the accompanying proxy may also cumulate votes in favor of one or more of the Nominees as they in their discretion determine.


                                PROXY PROCEDURES

     IN ORDER FOR YOUR VIEWS TO BE REPRESENTED AT THE SPECIAL MEETING, PLEASE MARK, SIGN, DATE AND RETURN THE ENCLOSED BLUE PROXY CARD AND RETURN IT TO MR. LAIKIN C/O GEORGESON SHAREHOLDER COMMUNICATOINS INC. IN THE ENCLOSED POSTAGE-PREPAID ENVELOPE.

     The accompanying BLUE proxy card will be voted at the Special Meeting in accordance with your instructions on such card.

     Any proxy may be revoked at any time prior to the time a vote is taken by delivering to the secretary of the Company a notice of revocation bearing a later date, by a duly executed proxy bearing a later date or by attending the Special Meeting and voting in person.

     Only holders of record as of the close of business on the Record Date will be entitled to vote. If you were a Stockholder of record on the Record Date, you will retain your voting rights of the Special Meeting even if you sell such shares after the Record Date. Accordingly, it is important that you vote the shares held by you on the Record Date, or grant a proxy to vote such shares on the BLUE proxy card, even if you sell such shares after the Record Date.


                            SOLICITATION OF PROXIES

     Solicitation of proxies shall be made only by Mr. Laikin.

     Mr. Laikin has retained Georgeson Shareholder Communications Inc. ("Georgeson") to conduct the solicitation, for which Georgeson is to receive a fee of approximately $30,000, plus reimbursement for its reasonable out-of-pocket expenses. Mr. Laikin has agreed to indemnify Georgeson against certain liabilities and expenses, including certain liabilities and under the federal securities laws. Proxies may be solicited by mail, courier services, advertising, telephone or telecopier or in person. It is anticipated that Georgeson will employ approximately three persons to solicit Stockholders for the Special Meeting.

     Costs related to the solicitation of proxies, including expenditures for attorneys, accountants, public relations and financial advisers, proxy solicitors, payments to nominees, advertising, printing, transportation and related expenses and filing fees, will be borne by Mr. Laikin. To date, such costs are approximately $80,000 and are expected to be approximately $200,000 in total (not including certain contingent fees based upon the outcome of this proxy solicitation, as set forth in this Proxy Statement). Mr. Laikin intends to seek reimbursement for the costs and expenses associated with the proxy solicitation in the event that the Nominees are elected to the Board of Directors of the Company, but do not intend to submit the issue of reimbursement to a vote of Stockholders.



                         CERTAIN INFORMATION REGARDING
                                   MR. LAIKIN

     Mr. Laikin's present principal occupation is serving as co-Chairman of Biltmore Homes, Inc., an Indiana based home building and real estate development company. He is also managing partner of Four Leaf Management, LLC, a closely held investment company, concentrating on the startup and financing of high tech and Internet related companies. He is currently an advisor to the board of Focus Affiliates, Inc. and is on the advisory board of iNetNow. Mr. Laikin's principal business address is 25 West 9th Street, Indianapolis, Indiana 46204.

     Mr. Laikin is the direct beneficial owner of 165,900 shares of Common Stock. Mr. Laikin has entered into a joint filing agreement, dated June 16, 1999 (the "Joint Filing Agreement"), with Paul Skjodt, one of the Nominees, pursuant to which Mr. Laikin and Mr. Skjodt have agreed to the joint reporting of their beneficial ownership of Common Stock of the Company and the joint filing of a statement on Schedule 13D, including amendments thereto, with the Securities and Exchange Commission with respect to the Common Stock of the Company. Mr. Skjodt is the direct beneficial owner of 159,300 shares of Common Stock.

     All transactions in the securities of the Company effected within the past 2 years by Mr. Laikin, Mr.Skjodt and their affiliates are contained in Appendix I attached hereto.


                         CERTAIN INFORMATION REGARDING
                        ARRANGEMENTS/UNDERSTANDINGS WITH
                      RESPECT TO SECURITIES OF THE COMPANY

     As set forth above, Mr. Laikin and Mr. Skjodt have entered into the Joint Filing Agreement pursuant to which they have agreed to the joint filing with the Securities and Exchange Commission of a statement on Schedule 13D, including amendments thereto, reporting their joint beneficial ownership of Common Stock of the Company. Accordingly, Mr. Laikin and Mr. Skjodt may be deemed to constitute a "group" for the purposes of Section 13(d) of the Securities Act of 1933, as amended.

                             ADDITIONAL INFORMATION

    Certain information regarding the securities of the Company held by the Company's Directors, nominees, management and 5% Stockholders is contained in the Company's Proxy Statement and is incorporated herein by reference. Information concerning the date by which proposals of security holders intended to be presented at the next annual meeting of Stockholders of the Company must be received by the Company for inclusion in the Company's proxy statement and form of proxy for that meeting is also contained in the Company's Proxy Statement and is incorporated herein by reference.

     Mr. Laikin assumes no responsibility for the accuracy or completeness of any information contained herein which is based on, or incorporated by reference to, the Company's Proxy Statement.

                                                        DANIEL S. LAIKIN

Date:  August 11, 2000

                                                                      APPENDIX I

                   SUPPLEMENTAL NOMINEE AND OTHER INFORMATION

     Set forth below is (a) the name and business address of each of the participants and their associates in the solicitation made pursuant to this Proxy Statement, and (b) the dates, types and amounts of each participant's purchases and sales of the Company's debt and equity securities within the past two years. Except for Mr. Laikin and Mr. Skjodt, the only participants are the Nominees.

---------------------------------------------------------------------------------------------
 Name and Business    Transaction    Number of Securities       Number of         Current
 Address                 Date             Purchased          Securities Sold     Ownership
---------------------------------------------------------------------------------------------
Daniel S. Laikin:          5/06/99         1,300
---------------------------------------------------------------------------------------------
                          05/07/99           300
---------------------------------------------------------------------------------------------
                          05/10/99         5,000
---------------------------------------------------------------------------------------------
                          05/11/99         3,300
---------------------------------------------------------------------------------------------
                          05/17/99         3,500
---------------------------------------------------------------------------------------------
                          05/18/99         1,400
---------------------------------------------------------------------------------------------
                          05/20/99         3,000
---------------------------------------------------------------------------------------------
                          05/21/99         1,000
---------------------------------------------------------------------------------------------
                          05/24/99         5,300
---------------------------------------------------------------------------------------------
                          05/25/99                              200
---------------------------------------------------------------------------------------------
                          05/26/99         1,500
---------------------------------------------------------------------------------------------
                          05/26/99        10,000
---------------------------------------------------------------------------------------------
                          05/27/99         2,500
---------------------------------------------------------------------------------------------
                          05/28/99         8,700
---------------------------------------------------------------------------------------------
                          06/01/99         8,900
---------------------------------------------------------------------------------------------
                          06/01/99         2,000
---------------------------------------------------------------------------------------------
                          06/01/99                            1,500
---------------------------------------------------------------------------------------------
                          06/08/99        16,000
---------------------------------------------------------------------------------------------
                          06/11/99        10,000
---------------------------------------------------------------------------------------------
                          06/14/99         6,000
---------------------------------------------------------------------------------------------
                          06/18/99         3,000
---------------------------------------------------------------------------------------------
                          06/21/99        50,000
---------------------------------------------------------------------------------------------
                          07/12/99         1,500
---------------------------------------------------------------------------------------------
                          07/15/99         1,000
---------------------------------------------------------------------------------------------
                          07/16/99         1,000
---------------------------------------------------------------------------------------------
                          07/20/99         3,000
---------------------------------------------------------------------------------------------
                          07/22/99         2,000
---------------------------------------------------------------------------------------------
                          08/26/99           800
---------------------------------------------------------------------------------------------
                          08/30/99           700
---------------------------------------------------------------------------------------------
                          09/03/99         1,000
---------------------------------------------------------------------------------------------
                          09/07/99           200
---------------------------------------------------------------------------------------------
                          09/07/99         2,200
---------------------------------------------------------------------------------------------
                          09/09/99         1,500
---------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------
 Name and Business    Transaction    Number of Securities       Number of         Current
 Address                 Date             Purchased          Securities Sold     Ownership
---------------------------------------------------------------------------------------------
                          09/14/99         1,000
---------------------------------------------------------------------------------------------
                          09/17/99           300
---------------------------------------------------------------------------------------------
                          10/27/99         1,100
---------------------------------------------------------------------------------------------
                          10/28/99           500
---------------------------------------------------------------------------------------------
                          11/02/99           300
---------------------------------------------------------------------------------------------
                          12/22/99           500
---------------------------------------------------------------------------------------------
                          12/30/99         2,000
---------------------------------------------------------------------------------------------
                          01/12/00           200
---------------------------------------------------------------------------------------------
                          01/20/00         3,100
---------------------------------------------------------------------------------------------
                          07/12/00         1,000                            165,900
---------------------------------------------------------------------------------------------

Paul Skjodt:               5/17/99         1,000
---------------------------------------------------------------------------------------------
                           5/25/99         1,000
---------------------------------------------------------------------------------------------
                          06/01/99         1,000
---------------------------------------------------------------------------------------------
                          06/08/99         4,000
---------------------------------------------------------------------------------------------
                          06/11/99         2,000
---------------------------------------------------------------------------------------------
                          06/16/99         9,100
---------------------------------------------------------------------------------------------
                          06/17/99        53,700
---------------------------------------------------------------------------------------------
                          06/17/99         5,000
---------------------------------------------------------------------------------------------
                          06/17/99         2,500
---------------------------------------------------------------------------------------------
                          06/17/99         1,700
---------------------------------------------------------------------------------------------
                          06/18/99        30,000
---------------------------------------------------------------------------------------------
                          06/21/99         1,000
---------------------------------------------------------------------------------------------
                          06/22/99           500
---------------------------------------------------------------------------------------------
                          06/24/99         8,000
---------------------------------------------------------------------------------------------
                          06/28/99         3,000
---------------------------------------------------------------------------------------------
                          07/12/99         2,500
---------------------------------------------------------------------------------------------
                          07/22/99         1,000
---------------------------------------------------------------------------------------------
                          07/26/99         2,000
---------------------------------------------------------------------------------------------
                          09/13/99         2,000
---------------------------------------------------------------------------------------------
                          09/15/99         2,000
---------------------------------------------------------------------------------------------
                          09/22/99         1,000
---------------------------------------------------------------------------------------------
                          10/04/99           500
---------------------------------------------------------------------------------------------
                          10/19/99         2,000
---------------------------------------------------------------------------------------------
                          10/27/99         1,000
---------------------------------------------------------------------------------------------
                          10/28/99           300
---------------------------------------------------------------------------------------------
                          11/02/99         1,000
---------------------------------------------------------------------------------------------
                          01/21/00         1,000
---------------------------------------------------------------------------------------------
                          04/01/00         2,500
---------------------------------------------------------------------------------------------
                          06/23/00         5,000
---------------------------------------------------------------------------------------------
                          06/29/00         2,000
---------------------------------------------------------------------------------------------
                          07/05/00        10,000                            159,300
                                                                     --------------
---------------------------------------------------------------------------------------------
                        TOTAL:                                              325,200
---------------------------------------------------------------------------------------------

                                   IMPORTANT


1. If your shares are held in your own name, please mark, date and mail the enclosed BLUE proxy card to our proxy solicitor, Georgeson Shareholder Communications Inc., in the postage-paid envelope provided.

2. If your shares are held in the name of a brokerage firm, bank nominee or other institution, only it can vote such shares and only upon receipt of your specific instructions. Accordingly, you should contact the person responsible for your account and give instructions for a BLUE proxy card to be signed representing your shares.

3. If you have already submitted a proxy to the Company for the Special Meeting, you may change your vote to a vote FOR the election of the Nominees and FOR changing the name of the Company to "National Lampoon, Inc." by marking, signing, dating and returning the enclosed BLUE proxy card for the Special Meeting, which must be dated after any proxy you may have submitted to the Company. ONLY YOUR LATEST DATED PROXY FOR THE SPECIAL MEETING WILL COUNT AT THE SPECIAL MEETING.

     If you have any questions or require any assistance, please call Georgeson Shareholder Communications Inc. at the following number:

                                1-800-223-2064

                                   PROXY CARD

                            J2 COMMUNICATIONS, INC.
                        SPECIAL MEETING OF STOCKHOLDERS

                  THIS PROXY IS SOLICITED BY DANIEL S. LAIKIN

     The undersigned hereby, with respect to all shares of Common Stock of J2 Communications, Inc. (the "Company") which the undersigned may be entitled to vote, constitutes and appoints Daniel S. Laikin as his true and lawful agent and proxy, with full power of substitution, to represent the undersigned at the Special Meeting of Stockholders of the Company to be held at a location to be designated by the Board of Directors, or in the absence of such designation, at the principal executive office of the Company on Monday, September 18, 2000 at 9:00 a.m., and at any adjournments or postponements thereof, to vote such stock on all matters coming before said meeting as set forth below:

     Removal of Current Board of Directors and Election of the Following Nominees as Directors of the Company:

  Daniel S. Laikin, Paul Skjodt, Charles Fink, Errol M. Gerson, Reno R. Rolle and Lenny Young.

     THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER MARKED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO MARKINGS ARE MADE, THIS PROXY WILL BE DEEMED TO BE A DIRECTION TO VOTE FOR ALL NOMINEES FOR DIRECTOR. PLEASE MARK THIS PROXY CARD, FILL IN THE DATE, SIGN ON THE REVERSE SIDE AND RETURN PROMPTLY IN THE ACCOMPANYING ENVELOPE. NO POSTAGE IS NECESSARY IF MAILED IN THE UNITED STATES.

               (CONTINUED AND TO BE SIGNED ON THE REVERSE SIDE.)

[X] PLEASE MARK YOUR VOTE AS IN THIS EXAMPLE.

MR. LAIKIN RECOMMENDS A VOTE FOR THE NOMINEES AND FOR PROPOSAL 2.

1. Election of Directors (see reverse). For, except withheld from the following Nominees:

     __________________________________________________________

     FOR [___]     WITHHELD   [___]

2.  Change the name of J2 Communications, Inc. to "National Lampoon, Inc."

     FOR [___]     AGAINST   [___]    ABSTAIN   [___]

When shares are held by joint tenants, both should sign. When signing as attorney-in-fact, executor, administrator, trustee, guardian, corporate officer or partner, please give full title as such. If a corporation, please sign in corporate name of President or other authorized officer. If a partnership, please sign a partnership name by authorized person.


  -----------------------------------
  Signature(s) of Stockholder(s)

  -----------------------------------
  Title, if any

  -----------------------------------
  Date